UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	34-0-26512	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 6, 2007, RenaissanceRe Holdings Ltd. (the “Company”) issued a press release announcing that the Securities and Exchange Commission (the “Commission”) had accepted the Company’s previously announced offer of settlement in connection with the Commission’s investigation relating to the Company’s restatement of its financial statements for the years ended December 31, 2001, 2002 and 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Under the settlement, as previously disclosed, the Company has consented, without admitting or denying any wrongdoing, to entry of a final judgment enjoining future violations of certain provisions of the federal securities laws and ordering the Company to pay disgorgement of $1 and a civil penalty of $15 million.  The Company will retain an independent consultant to review certain of the Company’s internal controls, policies and procedures as well as the design and implementation of the prior review conducted by the independent counsel who reported to the non-executive members of the Company’s Board of Directors, and the procedures performed by the Company’s auditors in connection with their audit of the Company’s financial statements for the fiscal year ended December 31, 2004.

The settlement does not dispose of the consolidated securities class action lawsuit pending against the Company and certain of its current and former officers.  This class action lawsuit, if adversely determined or resolved, could subject the Company to a material loss.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the settlement documents with the Commission, copies of which are attached as Exhibit 99.2 and are incorporated herein by reference.

NOTE ON FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which, with respect to future business decisions, are subject to change.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in or implied by any forward-looking statements made by, or on behalf of, the Company.   In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this Current Report on Form 8-K should not be considered as a representation by the Company or any other person that our objectives or plans will be achieved. Numerous factors could cause our actual results to differ materially from those addressed by the forward-looking statements.  For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s filings with the Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the periods ending March 31, 2006, June 30, 2006 and September 30, 2006.  The Company undertakes no obligation to release publicly the results of any future revisions it may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Copy of the Company’s press release, issued February 6, 2007.
99.2	Proposed Final Judgment (with consent and undertakings attached) as to Defendant RenaissanceRe Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: February 6, 2007	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein Title: SVP, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description
99.1	Copy of the Company’s press release, issued February 6, 2007.
99.2	Proposed Final Judgment (with consent and undertakings attached) as to Defendant RenaissanceRe Holdings Ltd.